SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) May 26, 2004
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         0-24708                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

AMCON Distributing Company ("AMCON") issued a press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein, that provides a status report on the vote by the shareholders of Trinity Springs, Ltd. regarding the sale of substantially all of Trinity Springs' assets to TSL Acquisition Corp., a wholly owned subsidiary of AMCON.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated May 26, 2004, issued by AMCON Distributing Company







                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date: May 26, 2004              By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Vice President &
                                           Chief Financial Officer





                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1             Press release, dated May 26, 2004, issued by AMCON
                 Distributing Company







                               Exhibit 99.1

                               NEWS RELEASE

                   AMCON TO SEEK JUDICIAL DETERMINATION
              OF APPROVAL BY TRINITY SPRINGS SHAREHOLDERS OF
                  ACQUISITION OF TRINITY SPRINGS ASSETS


Omaha, NE, May 26, 2004 - AMCON Distributing Company (AMEX:DIT) today announced that it will seek an order from the United States District Court for the District of Idaho declaring that certain proxies and ballots cast by the stockholders of Trinity Springs Ltd., a privately-held corporation with approximately 190 stockholders, should be counted in favor of the sale of substantially all of Trinity Springs' assets to TSL Acquisition Corp., a wholly-owned subsidiary of AMCON. AMCON is optimistic that the votes represented by those proxies and ballots will be counted in favor of the asset sale and therefore expects that the condition to closing requiring approval by the holders of a majority of the outstanding shares of Trinity Springs will have been satisfied. The board of directors of Trinity Springs has informed AMCON that it cannot certify the final results of the voting on the asset sale due to the need, in its view, for greater certainty on how the proxies and ballots in question should be counted.

Trinity Springs, headquartered in Sun Valley/Ketchum, Idaho, bottles and sells natural spring water. The source of this water is located at the base of the Trinity Mountains in Paradise, Idaho, one of the world's deepest known sources of natural spring water. Trinity Springs is also recognized as America's only Certified Source for natural purity by QAI (Quality Assurance International), the world's leading organic certifier.

AMCON is a leading wholesale distributor of consumer products with distribution centers in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Wyoming. In addition, Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc. operate health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Chamberlin's Market & Cafe and Akin's Natural Foods Market. Hawaiian Natural Water Company, Inc. produces and sells natural spring water under the Hawaiian Springs label.
The Beverage Group, Inc. markets and distributes Hawaiian Springs and other premium beverage products in the United States, Canada and Mexico.

This news release may contain forward looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, company performance, financial results or the outcome of litigation. These forward looking statements are statements regarding matters other than historical facts. A number of factors could affect the outcome of litigation and the related future results of the Company and thus could cause those results to differ materially from those expressed in our forward looking statements. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, we claim the protection of the safe harbor for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward looking statements.


         Visit AMCON Distributing Company's web site at www.amcon.com


FOR FURTHER INFORMATION CONTACT:
Michael D. James
Chief Financial Officer
AMCON Distributing Company
Tel 402-331-3727
Fax 402-331-4834

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